JANUARY 26, 2000

                               MARATHON VALUE FUND

                          SUPPLEMENT TO THE PROSPECTUS

                             DATED FEBRUARY 14, 1999

The Board of Trustees has determined to redeem all outstanding shares of the Marathon Value Fund, effective February 15, 2000, because its small size has made it difficult to manage its portfolio effectively. The Fund is no longer pursuing its investment objective. All common stock in the Fund portfolio has been sold, and the proceeds will be invested in money market instruments of the types described under "Investment Objectives and Policies" in the Prospectus. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares, unless you have requested payment in cash. Prior to February 15, 2000 you may redeem your account, including reinvested distributions, in accordance with "How to Redeem Shares" in the Prospectus. Please call the Transfer Agent at 1-800-788-6086 for more information.